UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2014

Quiksilver, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14229	33-0199426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA		92649
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(714) 889-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On September 4, 2014, Quiksilver, Inc. (“Quiksilver”) issued a press release announcing its financial results for the three and nine months ended July 31, 2014. That press release contained a mathematical error with respect to pro-forma income from continuing operations attributable to Quiksilver and pro-forma income per share from continuing operations attributable to Quiksilver, in each case for the third quarter ended July 31, 2013. The corrected amounts are set forth in the following table.

QUIKSILVER, INC. AND SUBSIDIARIES

GAAP TO PRO-FORMA (LOSS)/INCOME FROM CONTINUING OPERATIONS RECONCILIATION (UNAUDITED)

	Third quarter ended July 31,		Nine months ended July 31,
	2014	2013	2014	2013
In thousands, except per share amounts
Net (loss)/income from continuing operations attributable to Quiksilver, Inc.	$(220,051)	$182	$(288,125)	$(63,926)
Restructuring and other special charges, net of tax of $82, $2,406, $1,125 and $3,031, respectively	5,055	10,767	18,812	20,417
Non-cash asset impairments, net of tax of $103, $49, $159 and $741, respectively	180,430	2,103	193,759	9,911
Non-cash interest charges, net of tax of $0 for all periods	—	3,179	—	3,179

Pro-forma (loss)/income from continuing operations attributable to Quiksilver, Inc.	(34,566)	16,231	(75,554)	(30,419)

Pro-forma (loss)/income per share from continuing operations attributable to Quiksilver, Inc.:
Basic	$(0.20)	$0.10	$(0.44)	$(0.18)
Diluted	$(0.20)	$0.09	$(0.44)	$(0.18)

Weighted average common shares outstanding:
Basic	170,794	167,624	170,337	166,735
Diluted	170,794	190,568	170,337	166,735

Pro forma income (loss) from continuing operations attributable to Quiksilver and pro forma income (loss) per share from continuing operations attributable to Quiksilver are considered non-GAAP financial measures. Quiksilver believes these non-GAAP financial measures are useful to investors as they provide consistency and comparability with its past financial reports, as well as useful information to enable investors to perform additional analyses of past, present and future operating performance and as a supplemental means to evaluate Quiksilver’s operations. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP or other pro forma measures used by other companies.

The information in this Form 8-K shall not be deemed filed for purposes of Section 18 of Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2014	Quiksilver, Inc. (Registrant)

	By:	/s/ Richard Shields
Richard Shields
Chief Financial Officer

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